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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                 _________________

                              FORM 8-K  CURRENT REPORT

                       Pursuant to Section 13 or 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934

           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 28, 1998

                                 __________________

                                OAK TECHNOLOGY, INC.
                 --------------------------------------------------

                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     DELAWARE                           0-25298                   77-0161486
-------------------------------   ------------------------     ---------------
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                      IDENTIFICATION NO.)


                    139 KIFER COURT, SUNNYVALE, CALIFORNIA 94086
                  ------------------------------------------------
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (408) 737-0888
                  ------------------------------------------------

                                        NONE
                  ------------------------------------------------

           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 5.   OTHER EVENTS.


          On July 28, 1998, the registrant announced in a press release the resignation of Sidney S. Faulkner, its Chief Financial Officer. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as Exhibit 99.

EXHIBIT NO.    EXHIBIT

     99        Press Release dated July 28, 1998



                                SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  OAK TECHNOLOGY, INC.


Date:  July 30, 1998

                                   By:   /s/ Shawn M. Soderberg
                                       ---------------------------------------
                                   Name:     Shawn M. Soderberg
                                   Title:    Vice President and General Counsel


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                                    EXHIBIT INDEX
EXHIBIT NO.    EXHIBIT

     99        Press Release dated July 28, 1998


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